POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.



                                   /s/ Vincent A. Calarco
                                       Vincent A. Calarco

                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of October, 2001.



                                   /s/  George Campbell, Jr.
                                        George Campbell, Jr.

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.



                                   /s/  E. Virgil Conway
                                        E. Virigl Conway

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.



                                   /s/  Gordon J. Davis
                                        Gordon J. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.



                                   /s/  Michael J. Del Giudice
                                        Michael J. Del Giudice

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of October, 2001.



                                   /s/  Joan S. Freilich
                                        Joan S. Freilich

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.



                                   /s/  Ellen V. Futter
                                        Ellen V. Futter

                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.

                                    /s/  Sally Hernandez-Pinero
                                         Sally Hernandez-Pinero

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of October, 2001.



                                   /s/  Peter W. Likins
                                        Peter W. Likins

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.



                                   /s/  Eugene R. McGrath
                                        Eugene R. McGrath

                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.


                                /s/  George W. Sarney
                                     George W. Sarney

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.



                                   /s/  Richard A. Voell
                                        Richard A. Voell

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.



                                   /s/  Stephen R. Volk
                                        Stephen R. Volk

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 not to exceed $600 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of October, 2001.



                                   /s/  Edward J. Rasmussen
                                        Edward J. Rasmussen